EXHIBIT 23(b)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
NuCo2 Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                     /s/ KPMG Peat Marwick LLP
                                                     -------------------------
                                                     KPMG PEAT MARWICK LLP




West Palm Beach, Florida
June 21, 1996